UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
November 20, 2014
Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-191049	36-4769184
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant's telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
The information set forth under Items 2.01 and 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.01	Completion of Acquisition or Disposition of Assets.
Acquisition of Century Crest at Barrett Lakes Apartments
On November 20, 2014 (the “Closing Date”), Steadfast Apartment REIT, Inc. (the “Company”), through STAR Barrett Lakes, LLC (“STAR Barrett Lakes”), an indirect wholly-owned subsidiary of the Company, acquired from a third-party seller a fee simple interest in a 500-unit multifamily residential community located in Kennesaw, Georgia, commonly known as Century Crest at Barrett Lakes Apartments (the “Barrett Lakes Property”). On the Closing Date, Steadfast Asset Holdings, Inc., an affiliate of the Company, assigned to STAR Barrett Lakes the Purchase and Sale Agreement, dated as of September 10, 2014, for the purchase of the Barrett Lakes Property. The Company has initiated the process to re-name the Barrett Lakes Property to “The 1800 at Barrett Lakes.”
STAR Barrett Lakes acquired the Barrett Lakes Property for an aggregate purchase price of $49,000,000, exclusive of closing costs. STAR Barrett Lakes financed the payment of the purchase price for the Barrett Lakes Property with a combination of (1) proceeds from the Company’s public offering and (2) a loan in the aggregate principal amount of $34,300,000 (the “Loan”) from Berkeley Point Capital LLC (“Berkeley”), pursuant to the requirements of the Federal Home Loan Mortgage Corporation (Freddie Mac) Capital Markets Execution Program, as evidenced by the Multifamily Loan and Security Agreement (the “Loan Agreement”) and the Multifamily Note (the “Note” and, together with the Loan Agreement, the Mortgage and the Guaranty, each described below, the “Loan Documents”). For additional information on the terms of the Loan and Loan Documents, see Item 2.03 below.
The Barrett Lakes Property was constructed in two phases in 1988 and 1997 and consists of 39 residential buildings and a clubhouse/leasing office situated on an approximately 67.8-acre site. The garden-style property is comprised of 190 one-bedroom apartment homes, 220 two-bedroom apartment homes and 90 three-bedroom apartment homes that average 1,086 square feet with an average monthly rent of $827. Apartment amenities at the Barrett Lakes Property include balconies/patios, washer and dryer connections and storage and walk-in closets. In addition, select units have black/stainless appliances, vaulted ceilings, crown molding and fireplaces. Property amenities at the Barrett Lakes Property include two swimming pools, a sauna, lighted tennis courts, a fitness center, a clubhouse, an internet cafe with WI-FI, a playground and detached garages. As of November 17, 2014, the Barrett Lakes Property was approximately 96% occupied.
An acquisition fee of approximately $532,512 was earned by Steadfast Apartment Advisor, LLC (the “Advisor”) in connection with the acquisition of the Barrett Lakes Property. A financing coordination fee of approximately $343,000 was earned by the Advisor in connection with the financing of the Barrett Lakes Property.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Management of the Barrett Lakes Property
On the Closing Date, STAR Barrett Lakes and Steadfast Management Company, Inc. (“Steadfast Management”), an affiliate of the Advisor, entered into a Property Management Agreement (the “Management Agreement”) pursuant to which Steadfast Management serves as the exclusive leasing agent and manager of the Barrett Lakes Property. Pursuant to the Management Agreement, STAR Barrett Lakes is to pay Steadfast Management a monthly management fee in an amount equal to 3% of the Barrett Lakes Property’s gross collections (as defined in the Management Agreement) for such month. The Management Agreement has an initial term that expires on November 20, 2015 and will continue thereafter on a month-to-month basis unless either party gives 60 days prior written notice of its desire to terminate the Management Agreement. STAR Barrett Lakes may terminate the Management Agreement at any time upon 30 days prior written notice to Steadfast Management in the event of the gross negligence, willful misconduct or bad acts of Steadfast Management or any of Steadfast Management’s employees. Either party may terminate the Management Agreement due to a material breach of the other party’s obligations under the Management Agreement that remains uncured for 30 days after notification of such breach.
STAR Barrett Lakes also entered into a Construction Management Services Agreement (the “Construction Services Agreement”) with Pacific Coast Land & Construction, Inc. (“PCL”), an affiliate of the Advisor. Pursuant to the Construction Services Agreement, PCL will provide construction management services with respect to capital improvements and renovations from time to time for the Barrett Lakes Property for a fee in an amount equal to 8% of the total cost of the improvements and renovations. The Construction Services Agreement may be terminated by either party with 30 days prior written notice to the other party.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
Loan
In connection with the acquisition of the Barrett Lakes Property, STAR Barrett Lakes borrowed $34,300,000 from Berkeley pursuant to the Note. The Loan has an 84-month term with a maturity date of December 1, 2021 (the “Maturity Date”). STAR Barrett Lakes paid a loan origination fee of $171,500 to Berkeley in connection with the Loan.
Interest on the outstanding principal balance of the Loan accrues at the one-month London Interbank Offered Rate (LIBOR) plus 1.77%, as further described in the Note, and is payable on the first day of each month beginning on January 1, 2015. Beginning January 1, 2015 and continuing until the Maturity Date, a monthly payment of interest on the outstanding principal balance of the Loan, as further described in the Note, will be due and payable on the first day of each month. The entire outstanding principal balance and any accrued and unpaid interest on the Loan is due and payable in full on the Maturity Date.
STAR Barrett Lakes may voluntarily prepay all of the unpaid principal balance of the Loan and all accrued interest thereon and other sums due to Berkeley under the Loan Documents following the first year of the Loan, provided that STAR Barrett Lakes provides Berkeley with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the Note.
The performance of the obligations of STAR Barrett Lakes under the Loan is secured by a Multifamily Deed to Secure Debt, Assignment of Rents and Security Agreement with respect to the Barrett Lakes Property (the “Mortgage”). Additionally, pursuant to an Assignment of Management Agreement and Subordination of Management Fees, STAR Barrett Lakes assigned all of its rights under the Management Agreement to Berkeley upon an event of default under the Loan Documents.
The Company entered into a Guaranty (the “Guaranty”) in connection with the Loan. The Company absolutely, unconditionally and irrevocably guaranteed to Berkeley the full and prompt payment and performance when due of all amounts for which STAR Barret Lakes is personally liable under the Loan Documents, in addition to all costs and expenses incurred by Berkeley in enforcing such Guaranty.
The material terms of the agreements described above are qualified in their entirety by the agreements attached as Exhibits 10.5, 10.6, 10.7, 10.8 and 10.9 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.
On November 25, 2014, the Company distributed a press release announcing the completion of the acquisition of the Barrett Lakes Property. The full text of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.
The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
Because it is impracticable to provide the required financial statements for the acquisition of the real property described above at the time of this filing, and no financial statements (audited or unaudited) are available at this time, the Company hereby confirms that the required financial statements will be filed as an amendment to this Current Report on Form 8-K no later than 71 days after the deadline for filing this Current Report on Form 8-K.
(b) Pro Forma Financial Information.
See Paragraph (a) above.

(d) Exhibits.

Exhibit	Description

10.1
Purchase and Sale Agreement, dated as of September 10, 2014, by and between Steadfast Asset Holdings, Inc. and Carlyle Centennial Crest at Barrett Lakes, L.P. and Fidelity National Title Insurance Company in its capacity as the escrow agent

10.2	Assignment and Assumption of Purchase Agreement, dated as of November 20 2014, by and between Steadfast Asset Holdings, Inc. and STAR Barrett Lakes, LLC

10.3	Property Management Agreement, made and entered into as of November 20, 2014, by and between Steadfast Management Company, Inc. and STAR Barrett Lakes, LLC

10.4	Construction Management Services Agreement entered into as of November 20, 2014, by and between STAR Barrett Lakes, LLC and Pacific Coast Land & Construction, Inc.

10.5	Multifamily Note, effective as of November 20, 2014, by STAR Barrett Lakes, LLC in favor of Berkeley Point Capital LLC

10.6	Multifamily Loan and Security Agreement, dated as of November 20, 2014, by and between STAR Barrett Lakes, LLC and Berkeley Point Capital LLC

10.7	Multifamily Deed to Secure Debt, Assignment of Rents and Security Agreement, dated as of November 20, 2014, between STAR Barrett Lakes, LLC and Berkeley Point Capital LLC

10.8	Guaranty, dated as of November 20, 2014, by Steadfast Apartment REIT, Inc. to and for the benefit of Berkeley Point Capital LLC

10.9
Assignment of Management Agreement and Subordination of Management Fees, dated as of November 20, 2014, by and among STAR Barrett Lakes, LLC, Berkeley Point Capital LLC and Steadfast Management Company, Inc.

99.1	Press release, dated November 25, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	November 25, 2014	By:	/s/ Kevin J. Keating
Kevin J. Keating
Treasurer

EXHIBIT INDEX

Exhibit	Description

10.1
Purchase and Sale Agreement, dated as of September 10, 2014, by and between Steadfast Asset Holdings, Inc. and Carlyle Centennial Crest at Barrett Lakes, L.P. and Fidelity National Title Insurance Company in its capacity as the escrow agent

10.2	Assignment and Assumption of Purchase Agreement, dated as of November 20 2014, by and between Steadfast Asset Holdings, Inc. and STAR Barrett Lakes, LLC

10.3	Property Management Agreement, made and entered into as of November 20, 2014, by and between Steadfast Management Company, Inc. and STAR Barrett Lakes, LLC

10.4	Construction Management Services Agreement entered into as of November 20, 2014, by and between STAR Barrett Lakes, LLC and Pacific Coast Land & Construction, Inc.

10.5	Multifamily Note, effective as of November 20, 2014, by STAR Barrett Lakes, LLC in favor of Berkeley Point Capital LLC

10.6	Multifamily Loan and Security Agreement, dated as of November 20, 2014, by and between STAR Barrett Lakes, LLC and Berkeley Point Capital LLC

10.7	Multifamily Deed to Secure Debt, Assignment of Rents and Security Agreement, dated as of November 20, 2014, between STAR Barrett Lakes, LLC and Berkeley Point Capital LLC

10.8	Guaranty, dated as of November 20, 2014, by Steadfast Apartment REIT, Inc. to and for the benefit of Berkeley Point Capital LLC

10.9
Assignment of Management Agreement and Subordination of Management Fees, dated as of November 20, 2014, by and among STAR Barrett Lakes, LLC, Berkeley Point Capital LLC and Steadfast Management Company, Inc.

99.1	Press release, dated November 25, 2014